Exhibit 10.37

Execution Version

AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN)

This AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of January 24, 2023, by and among KEYSTONE DENTAL, INC. (the “Borrower”), KEYSTONE DENTAL HOLDINGS, INC. (“Holdings”), IMPLANT SOLUTIONS PTY LTD., PALTOP ADVANCED DENTAL SOLUTIONS LTD., IOS INNOVATIONS PTY LTD (each individually as a “Guarantor”, and collectively, the “Guarantors”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders, and the Credit Parties have entered into that certain Credit, Security and Guaranty Agreement (Term Loan), dated as of June 7, 2022 (the “Original Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. The Credit Parties have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Original Credit Agreement to, among other things, add an additional term loan tranche, in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and the Credit Parties hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in alphabetical order therein:

“First Amendment” shall mean that certain Amendment No. 1 to Credit, Security and Guaranty Agreement (Term Loan), dated as of the First Amendment Effective Date, by and among the Credit Parties, Agent and the Lenders.

“First Amendment Effective Date” shall mean January 24, 2023.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

“First Amendment Israeli Floating Charge Debenture” means that certain floating charge debenture, governed by the laws of Israel and dated as of the First Amendment Effective Date, executed by Paltop Advanced in favor of Agent, for the benefit of Lenders, creating an Israeli law floating charge over all assets of Paltop Advanced, as amended, restated, or otherwise modified from time to time.

“First Amendment Israeli Pledge Agreement” means that certain Pledge Agreement, governed by the laws of Israel and dated as of the First Amendment Effective Date, executed by Keystone Dental in favor of Agent, for the benefit of Lenders, covering all the Equity Interests of Paltop Advanced owned by Keystone Dental, as amended, restated, or otherwise modified from time to time.

“First Amendment Israeli Security Documents” means each of the First Amendment Israeli Floating Charge Debenture and the First Amendment Israeli Pledge Agreement.

“Term Loan Tranche 2” has the meaning set forth in Section 2.1(a)(i)(B).

“Term Loan Tranche 2 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 2 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.

“Term Loan Tranche 2 Commitments” means the sum of each Lender’s Term Loan Tranche 2 Commitment Amount.

(b) Section 1.1 of the Original Credit Agreement is hereby amended by amending and restating the definitions of “Base Rate”, “Floor”, “Israeli Security Document”, “Term Loan”, “Term Loan Commitment Amount”, “Term Loan Commitment Percentage”, and “Term Loan Commitments” respectively, as follows:

“Base Rate” means a per annum rate of interest equal to the greater of (a) two and one half percent (2.50%) per annum and (b) a per annum rate of interest equal to the rate of interest announced, from time to time, within Wells Fargo Bank, National Association (“Wells Fargo”) at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate.

“Floor” means the rate per annum of interest equal to 2.50%.

“Israeli Security Document” means each of the Israeli Floating Charge Debenture, the Israeli Pledge Agreement, the First Amendment Israeli Security Documents and any other Israeli law governed security document entered into from time to time, each as amended, restated, supplemented or otherwise modified from time to time.

“Term Loan” means the Term Loan Tranche 1, Term Loan Tranche 2 and the Additional Tranche (if any).

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

“Term Loan Commitment Amount” means, with respect to each Lender, the sum of such Lender’s Term Loan Tranche 1 Commitment Amount and Term Loan Tranche 2 Commitment Amount.

“Term Loan Commitment Percentage” means, as to any Lender with respect to each of such Lender’s Term Loan Commitments, (a) on the First Amendment Effective Date, with respect to each tranche of the Term Loan, the applicable percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan Tranche 1 Commitment Percentage,” and “Term Loan Tranche 2 Commitment Percentage,” (if such Lender’s name is not so set forth thereon, then, on the First Amendment Effective Date, such percentage for such Lender shall be deemed to be zero), and (b) on any date following the First Amendment Effective Date, as applicable to each tranche of Term Loan, the percentage equal to (i) the Term Loan Tranche 1 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 1 Commitments on such date, or (ii) the Term Loan Tranche 2 Commitment of such Lender of such date divided by the aggregate Term Loan Tranche 2 Commitments on such date.

“Term Loan Commitments” means the sum of each Lender’s Term Loan Commitment Amount.

(c) Section 2.1(a)(i) of the Original Credit Agreement is hereby amended by:

i.	adding the following as new clause (B) thereof:

“(B) On the terms and subject to the conditions set forth herein and in the other Financing Documents, each Lender with a Term Loan Tranche 2 Commitment severally hereby agrees to make to Borrowers a term loan on the First Amendment Effective Date in an original aggregate principal amount equal to the Term Loan Tranche 2 Commitment (the “Term Loan Tranche 2”). Each such Lender’s obligation to fund the Term Loan Tranche 2 shall be limited to such Lender’s Term Loan Tranche 2 Commitment Amount, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded.

ii.	Renumbering the existing clause (B) as new clause (C) therein and amending and restating such subsection as follows:

“No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time. Borrowers shall deliver to Agent a Notice of Borrowing (x) with respect to the Term Loan Tranche 1, no later than 12:00 P.M. (Eastern time) on the Closing Date and (y) with respect to the proposed Term Loan Tranche 2 advance, no later than 12:00 P.M. (Eastern time) on the First Amendment Effective Date.”

iii.	adding the following sentence to the end of such subsection:

“Notwithstanding anything to the contrary contained in this Section 2.1(a)(i), the parties hereto hereby acknowledge, confirm and agree that (A) immediately prior to the First Amendment Effective Date, the Term Loan Tranche 1 Loans in an aggregate principal amount of $25,000,000 (the “Existing Term Loan”) were outstanding, (B) such Existing Term Loan shall not be repaid on the First Amendment Effective Date, but rather shall be re-evidenced by this Agreement as the Existing Term Loan

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

outstanding hereunder, (C) the Term Loan Tranche 2 Loans made on the First Amendment Effective Date shall be in an aggregate principal amount equal to $15,000,000 and (D) for all purposes of this Agreement and the other Financing Documents, the sum of the Existing Term Loan and the Term Loan Tranche 2 Loans made on the First Amendment Effective Date shall constitute the Term Loans outstanding on the First Amendment Effective Date in the aggregate principal amount of $40,000,000.”

(d) Section 2.2(f) of the Original Credit Agreement is hereby amended and restated as follows:

“(f) Origination Fee. (i) On the Closing Date, Borrowers shall pay Agent, for the benefit of all Lenders committed to make Term Loans on the Closing Date in accordance with their Pro Rata Shares, a fee in an amount equal to the aggregate amount of all Term Loan Commitments on the Closing Date multiplied by one half of one percent (0.50%), (ii) on the First Amendment Effective Date, Borrowers shall pay Agent, for the benefit of all Lenders committed to make the Term Loan Tranche 2 on the First Amendment Effective Date in accordance with their Pro Rata Shares, a fee in an amount equal to the aggregate amount of all Term Loan Tranche 2 Commitments on the First Amendment Effective Date multiplied by one half of one percent (0.50%), and (iii) upon activation of any Additional Tranche in accordance with Section 2.1(c), Borrowers shall pay Agent, for the benefit of all Lenders committed to make Term Loans on the date such Additional Tranche is activated, in accordance with their respective Pro Rata Share, a fee in an amount equal to (x) the funded amount of such Additional Tranche, multiplied by (y) one half of one percent (0.50%). All fees payable pursuant to this paragraph shall be deemed fully earned when due and payable and non-refundable as of the Closing Date.”

(e) The second sentence of Section 2.2(h) is hereby amended and restated as follows:

“The Prepayment Fee in respect of the Term Loans shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (x) three percent (3.00%) for the first year following the First Amendment Effective Date, (y) two percent (2.00%) for the second year following the First Amendment Effective Date, and (z) and one percent (1.00%) thereafter.”

(f) Section 4.7 of the Original Credit Agreement is hereby amended and restated as follows:

“Section 4.7 Use of Proceeds. Borrowers shall use the proceeds of the Term Loan Tranche 1 borrowing solely for (a) payment of transaction fees incurred in connection with the Financing Documents, (b) the payment in full on the Closing Date of certain existing Debt, and (c) the working capital needs of Borrowers and their Subsidiaries. Borrowers shall use the proceeds of the Term Loan Tranche 2 borrowing solely for the working capital needs of Borrowers and their Subsidiaries. No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use. No portion of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for purchasing or carrying Margin Stock or for any other purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board of Governors of the Federal Reserve System, including Regulation T, U, or X of the Federal Reserve Board.”

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

(g) Article 4 of the Original Credit Agreement is hereby amended to add the following new Section 4.19 immediately following the end of Section 4.18 therein:

“Section 4.19 Board Observer Rights. Agent and/or its designees (including any Lender) shall have the right, on behalf of itself and/or the other Lenders, to: (a) receive notice of all meetings (both regular and special) of the board of directors (or other comparable body) and/or the equity holders of each Credit Party, and each committee of any such board of directors (or other comparable body) (such notice to be delivered or mailed to Agent as specified in this Agreement at the same time as notice is given to the members of any such board of directors (or other comparable body) and/or committee and/or equity holders) but in no event later than two (2) Business Days prior to the date of such meeting; (b) be entitled to attend all such meetings (telephonically or in person, at Agent’s or its designee’s discretion) in a nonvoting capacity; (c) receive all notices, information, reports and minutes of meetings, which are furnished (or made available) to the members of any such board of directors (or other comparable body) and/or committee and/or equity holders at the same time and in the same manner as the same is furnished (or made available) to such members, and (d) be entitled to participate in all discussions conducted at such meetings. If any action is proposed to be taken by any such board of directors (or other comparable body) and/or committee by written consent in lieu of a meeting, the applicable Credit Party shall provide written notice thereof to the Agent or its applicable designees, which notice shall describe in reasonable detail the nature and substance of such proposed action and shall be delivered not later than the date upon which any member of any such board of directors (or other comparable body) and/or committee receives the same. Each Credit Party shall provide the Agent or its applicable designees with a copy of each such written consent not later than five (5) Business Days after it has been signed by a sufficient number of signatories to make it effective. Agent or, as applicable, Agent’s designees shall not constitute a member of any such board of directors (or other comparable body) and/or committee and shall not be entitled to vote on any matters presented at meetings of any such board of directors (or other comparable body) and/or committee or to consent to any matter as to which the consent of any such board of directors (or other comparable body) and/or committee shall have been requested. Each Credit Party shall reimburse the Agent and/or its designees, as applicable, for all reasonable out-of-pocket expenses incurred in connection with attending such meetings and/or exercising any rights under this Section 4.19. Notwithstanding the foregoing, Agent, and or its designee may be excluded from receiving any such information and materials (or the relevant portions thereof) or from attending such meetings (or the relevant portions thereof) pursuant to this Section 4.19 to avoid a conflict of interest, to protect attorney-client privilege or with respect to highly confidential information of third parties; provided that, for the avoidance of doubt, in all cases Credit Parties shall still be required to notify Agent of all meetings under clause (a) above regardless of whether Agent and/or its designees are excluded from such meeting or portion of such meeting and provide Agent (together with such notice) the criteria pursuant to which Agent and/or its designees are being excluded from such meeting.”

(h) Clause (G) of the proviso at the end of Section 11.16 of the Original Credit Agreement is hereby amended and restated as follows:

“(G) amend any of the provisions of Section 10.7 or amend any of the definitions Pro Rata Share, Term Loan Commitment, Term Loan Tranche 1 Commitments, Term Loan Tranche 2 Commitments, Term Loan Commitment Amount, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 2 Commitment Amount, Term Loan Commitment Percentage, Term Loan Tranche 1 Commitment Percentage, Term Loan Tranche 2 Commitment percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder.”

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

(i) Annex A to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto.

(j) Schedule 2.1 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto.

3. Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Each Credit Party reaffirms its obligations under each Security Document, including each Australian Security Agreement and each Israeli Security Document, to which it is a party, and confirms and agrees that all security interests and Liens granted to the Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its reasonable discretion:

(a) Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, Agent and the Lenders;

(b) Agent shall have received a duly executed copy of Amendment No. 1 to Credit, Security and Guaranty Agreement (Revolving Loan), dated as of the date hereof, in respect of the Affiliated Credit Agreement (the “Revolving Loan First Amendment”);

(c) Agent shall have received (i) a duly executed copy of that certain First Amendment Israeli Floating Charge Debenture and First Amendment Israeli Pledge Agreement, each together with all annexes thereto, notices, instructions, and all deliverables required thereunder; (ii) evidence of delivery of a notice of the Term Loan Tranche 2 to the Israel Innovation Authority in connection with the supported Intellectual Property Assets (as such term is defined in the First Amendment Israeli Floating Charge Debenture) charged under the First Amendment Israeli Floating Charge Debenture; (iii) a duly executed and delivered original copy of the notice of charge (Form 10) in proper form for filing with the Israeli Companies Registrar and a duly executed original copy of the notice of pledge (Form 1) in proper form for filing with the Israeli Pledges Registrar, in relation to the First Amendment Israeli Floating Charge Debenture and the First Amendment Israeli Pledge Agreement, respectively; (iv) a copy of an excerpt from a search against Paltop Advanced from the Israeli Companies Registrar, and a copy of an excerpt from a search against Borrower at the Israeli Pledges Registrar, evidencing, in each case, that there are no outstanding Liens over their assets, other than as permitted under the Credit Agreement;

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

(d) Agent shall have received a copy of a certificate signed by an authorized signatory of Paltop Advanced:

(i) attaching a copy of its constitutional documents, which shall mean a copy of its certificate of incorporation, any name change certificate, articles of association (and memorandum of association, if any), its internal shareholders registry (annotated pursuant to paragraph (e) below) and internal directors registry;

(ii) attaching a copy of a resolution of its board of directors:

(A) approving the terms of, and the transactions contemplated by, the First Amendment, the Revolving Loan First Amendment and the First Amendment Israeli Security Documents and resolving that it executes the First Amendment, the Revolving Loan First Amendment and the First Amendment Israeli Security Documents;

(B) authorizing a specified person or persons to execute the First Amendment, the Revolving Loan First Amendment and the First Amendment Israeli Security Documents on its behalf;

(C) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the First Amendment, the Revolving Loan First Amendment and the First Amendment Israeli Security Documents; and

(D) certifying, pursuant to sections 256(d) and 282 of the Israeli Companies Law, that all approvals, as required under the Israeli Companies Law (including, without limitation, under sections 255, 270-272 and Section 277 thereof) and its constitutional documents, have been duly obtained for the transactions contemplated by the First Amendment, the Revolving Loan First Amendment and the First Amendment Israeli Security Documents;

(iii) attaching a specimen of the signature of person(s) authorized by the resolution referred to in paragraph (ii)(B) above;

(iv) containing a confirmation that securing or guaranteeing would not cause any securing, guaranteeing or similar limit binding on it to be exceeded;

(v) certifying that each copy document relating to it specified in this Section 4 of this Agreement is correct, complete and in full force and effect as at a date no earlier than the First Amendment Effective Date and, with respect to the Revolving Loan First Amendment, as at a date no earlier than the First Amendment Effective Date (as such term is defined in the Revolving Loan First Amendment);

(e) Agent shall have received an up-to-date shareholders’ registry of Paltop Advanced, which shall include substantially the following annotation: “16,478 ordinary shares in the issued and outstanding capital of Paltop Advanced Dental Solutions, Ltd. of par value 1.00 New Israeli Shekel, registered in the name of KEYSTONE DENTAL, INC., are pledged in favour of MIDCAP FINANCIAL TRUST as Agent pursuant to the Pledge Agreement made in its favour for the ratable benefit of the Lenders dated 7 June 2022 and the Pledge Agreement made in its favour for the ratable benefit of the Lenders dated 24 January 2023, as amended from time to time”;

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

(f) Agent shall have received a duly executed copy of that certain Fee Letter, dated as of the date hereof;

(g) Agent shall have received a duly executed copy of a Warrant, dated as of the date hereof, issued in favor of each Lender (or its designated Affiliate), in the form attached hereto as Exhibit A;

(h) Agent shall have received from the Credit Parties updated versions of Schedule 3.19, Schedule 5.14, Schedule 9.2(b) and Schedule 9.2(d), in form and substance reasonably satisfactory to Agent, in each case, correcting all outdated, inaccurate, incomplete or misleading information;

(i) Agent shall have received from the Credit Parties all of the fees due on the First Amendment Effective Date pursuant to the Credit Agreement;

(j) Agent shall have received duly authorized, executed and delivered secretary’s certificates from each Credit Party certifying as to (i) the names and signatures of each officer of each such Credit Party authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of each such Credit Party attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of each such Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) certificates attesting to the good standing of each such Credit Party in its respective jurisdiction of organization;

(k) Agent shall have received, with respect to the Credit Parties, (i) current UCC searches from the Secretary of State of its jurisdiction of organization; and (ii) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to the Agent;

(l) Agent shall have received (i) an opinion of Borrowers’ U.S. counsel, addressed to Agent and Lenders, addressing the matters that Agent may reasonably request, and (ii) an opinion of Agent’s Israeli counsel, addressed to Agent and Lenders, addressing the matters that Agent may reasonably request;

(m) all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(n) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents.

5. Costs and Fees. Borrowers agree to promptly pay, or reimburse promptly following demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, subject to and in accordance with Section 13.14 of the Credit Agreement.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

6. Post-Closing Obligations. Each Borrower hereby covenants and agrees that it shall:

(a) by the date that is three (3) days from the date hereof, which date shall be extended by Agent up to an additional three (3) days upon written request from Borrower (including a description of such good faith efforts) if Borrower is making good faith efforts to satisfy the requirements set forth in this paragraph (or such later date as Agent may agree in writing in its sole discretion), deliver to Agent evidence that each First Amendment Israeli Security Document and the applicable filing forms required for the filing and registration of such First Amendment Israeli Security Document with the Israeli Companies Registrar or Pledges Registrar (as applicable), were duly filed for registration with the Israeli Companies Registrar or Pledges Registrar (as applicable); and

(b) by the date that is fourteen (14) days from the date hereof, which date shall be extended by Agent up to an additional five (5) days upon written request from Borrower (including a description of such good faith efforts) if Borrower is making good faith efforts to satisfy the requirements set forth in this paragraph (or such later date as Agent may agree in writing in its sole discretion), deliver to Agent evidence of the completion of the registration of the First Amendment Israeli Security Documents with the Israeli Companies Registrar or Pledges Registrar (as applicable) and deliver to the Agent the charge registration certificates or pledge registration confirmations (as applicable) and copies of extracts from a search against each of Paltop Advanced and Keystone Dental at the Israeli Companies Registrar or the Pledges Registrar (as applicable), demonstrating to the full satisfaction of the Agent that the filing, submission and registration of such First Amendment Israeli Security Document has been duly completed and that there is no outstanding Lien over its assets other than as permitted under this Agreement.

Borrowers hereby agree that failure to comply with the requirements set forth in Section 6 of this Agreement shall constitute an immediate and automatic Event of Default.

7. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly). Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

9. Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST, as Agent

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By:
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

By:
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:
Name: John O’Dea
Title: Authorized Signatory

LENDERS:	ELM 2020-4 TRUST

	By:	MidCap Financial Services Capital Management, LLC, as Servicer

By:
	Name:	John O’Dea
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

LENDER:	APOLLO ALSTER LENDING FUND (LUX) SCSP

an alternative investment fund in the form of a Luxembourg special limited partnership (societe en commandite speciale), acting through its managing general partner Alster Lending GP (Lux) S.ar.l. and represented by its delegate portfolio manager Apollo Alster Management, LLC

	By:	Apollo Alster Management, LLC, acting through its sole member

	By:	Apollo Capital Management, L.P., acting through its general partner

	By:	Apollo Capital Management GP, LLC

By:
	Name:	William Keusal
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

BORROWERS:	KEYSTONE DENTAL, INC.

By:
	Name:	Amnon Tamir
	Title:	CFO

GUARANTORS:	KEYSTONE DENTAL HOLDINGS, INC.

By:
	Name:	Amnon Tamir
	Title:	CFO

PALTOP ADVANCED DENTAL SOLUTIONS, LTD.

By:
	Name:	Erez Cohen
	Title:	General Manager

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

Executed by IMPLANT SOLUTIONS PTY LTD ACN 126 288 864 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of Director	Signature of Director/Secretary

Amnon Tamir	Michael Tuckman
Name of Director	Name of Director/Secretary

Executed by IOS INNOVATIONS PTY LTD ACN 640 856 873 in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of Director	Signature of Director/Secretary

Amnon Tamir	Michael Tuckman
Name of Director	Name of Director/Secretary

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

Annex A to Credit Agreement (Commitment Annex)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage
MidCap Funding XIII Trust	$2,000,000	8.00%	$8,000,000	53.33%
ELM 2020-3 Trust	$14,000,000	56.00%	$0	0.00%
ELM 2020-4 Trust	$9,000,000	36.00%	$0	0.00%
Apollo Alster Lending Fund (LUX) SCSp	$0	0.00%	$7,000,000	46.67%
TOTALS	$25,000,000	100%	$15,000,000	100%

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

Schedule 2.1 - Amortization

Term Loan Tranche 1

Commencing on June 1, 2025 (the “Amortization Start Date”) and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 1 an amount equal to the total principal amount of the Term Loan Tranche 1 made to Borrower divided by twenty-four (24), for a twenty-four (24) month straight-line amortization of equal monthly principal payments.

Term Loan Tranche 2

Commencing on the Amortization Start Date and continuing on the first day of each calendar month thereafter, Borrower shall pay to Agent as a principal payment on the Term Loan Tranche 2 an amount equal to the total principal amount of the Term Loan Tranche 2 made to Borrower divided by twenty-four (24), for a twenty-four (24) month straight-line amortization of equal monthly principal payments.

Notwithstanding anything to the contrary contained in the foregoing, the entire remaining outstanding principal balance under the Term Loans shall mature and be due and payable upon the Termination Date.

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

INTELLECTUAL PROPERTY (REGISTRATIONS AND APPLICATIONS)
Credit Party that is Owner of IP	Name / Identifier of IP	Type of IP (e.g., patent, TM, ©, mask work)	Matterid	Patent Number	Filing Date	Expiration Date	Country	Status
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002001	7,249,949	2004-06-29	2004-06-29	UNITED STATES	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002AT1	1763324	2005-06-23	2005-06-23	AUSTRIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002AU1	2005267241	2005-06-23	2005-06-23	AUSTRALIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002BE1	1763324	2005-06-23	2005-06-23	BELGIUM	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CA1	2562696	2005-06-23	2005-06-23	CANADA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CH1	1763324	2005-06-23	2005-06-23	SWITZERLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CN1	ZL200580016480.X	2005-06-23	2005-06-23	CHINA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CN2	102512254 B	2005-06-23	2005-06-23	CHINA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CO1	1374	2005-06-23		COLOMBIA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002CZ1	1763324	2005-06-23	2005-06-23	CZECH REPUBLIC	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002DE1	1763324	2005-06-23	2005-06-23	GERMANY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002DK1	1763324	2005-06-23	2005-06-23	DENMARK	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002EP1	1763324	2005-06-23	2005-06-23	EUROPEAN PATENT CONVENTION	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002ES1	1763324	2005-06-23	2005-06-23	SPAIN	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002FI1	1763324	2005-06-23	2005-06-23	FINLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002FR1	1763324	2005-06-23	2005-06-23	FRANCE	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002GB1	1763324	2005-06-23	2005-06-23	UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002GR1	3071244.B2	2005-06-23		GREECE	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002HK1	HK1104447	2005-06-23	2007-09-04	HONG KONG	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002HU1	1763324	2005-06-23	2005-06-23	HUNGARY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IE1	1763324	2005-06-23	2005-06-23	IRELAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IL1	178624	2005-06-23	2005-06-23	ISRAEL	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002IT1	832021000098732	2005-06-23	2005-06-23	ITALY	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002JP1	4886683	2005-06-23	2005-06-23	JAPAN	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002KR1	10-1168454	2005-06-23	2005-06-23	SOUTH KOREA	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002LU1	1763324	2005-06-23	2005-06-23	LUXEMBOURG	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002MC1	1763324	2005-06-23	2005-06-23	MONACO	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002MX1	255986	2005-06-23	2005-06-23	MEXICO	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002NL1	1763324	2005-06-23	2005-06-23	NETHERLANDS	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002PL1	1763324	2005-06-23	2005-06-23	POLAND	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002PT1	1763324	2005-06-23	2005-06-23	PORTUGAL	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002SG1	126168	2005-06-23	2005-06-23	SINGAPORE	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005002	8,029,282	2007-09-14	2005-08-10	UNITED STATES	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005CA1	2615812	2006-07-31	2006-07-31	CANADA	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005IL1	189412	2006-07-31	2008-02-10	ISRAEL	ISSUED
Keystone Dental, Inc.	CARRY AND DRIVE DEVICE AND METHOD FOR DENTAL IMPLANT AND/OR COMPONENTS THEREOF	Patent	29962-0005JP1	5094722	2006-07-31	2006-07-31	JAPAN	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018001	D612,055	2007-04-23		UNITED STATES	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU1	000594601-0001	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU2	000594601-0002	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018EU3	000594601-0003	2006-09-25		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB1	90005946010001	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB2	90005946010002	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018GB3	90005946010003	2006-09-25		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0018IT1	0000090314	2005-09-26		ITALY	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019EU1	000631601-0001	2006-12-01		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019EU2	000631601-0002	2006-12-01		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019GB1	90006316010001	2006-12-01		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0019GB2	90006316010002	2006-12-01		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020EU1	000642145-0001	2006-12-21		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020EU2	000642145-0002	2006-12-21		EUROPEAN UNION	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020GB1	90006421450001	2006-12-21		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0020GB2	90006421450002	2006-12-21		UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	OSTEOINTEGRATIVE INTERFACE FOR IMPLANTABLE PROSTHESES AND A METHOD FOR THE TREATMENTOF THE OSTEOINTEGRATIVE INTERFACE	Patent	29962-0024DE1	60301796.7	2003-05-30	2003-05-30	GERMANY	ISSUED
Keystone Dental, Inc.	IMPRESSION CAP	Patent	29962-0027001	7,163,398	2002-03-13	2022-03-13	UNITED STATES	EXPIRED
Keystone Dental, Inc.	IMPLANT-DRIVER ASSEMBLY	Patent	29962-0028001	7,887,325	2008-04-04	2008-04-04	UNITED STATES	ISSUED
Keystone Dental, Inc.	Surface Treatment For Metals, Particularly For Titanium, Alloys, Containing Titanium, Alloys Containing Titanium Oxides, For Medical, Surgical And Implantological Use	Patent	29962-0031EP1	2180083	2008-10-21		EUROPE	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031DE1	602008015841.1	2008-10-21		GERMANY	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031FR1	2180083	2008-10-21	2008-10-21	FRANCE	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031GB1	2180083	2008-10-21	2008-10-21	UNITED KINGDOM	ISSUED
Keystone Dental, Inc.	SURFACE TREATMENT FOR TITANIUM, ALLOYS, CONTAINING TITANIUM, ALLOYS CONTAINING TITATNIUM OXIDES, FOR MEDICAL, SURGICAL AND IMPLANTOLOGICAL USE	Patent	29962-0031IT1	2180083	2008-10-21	2008-10-21	ITALY	ISSUED
Keystone Dental, Inc.	DENTAL IMPLANT	Patent	29962-0033001	D612,055	2007-04-23		UNITED STATES	ISSUED
Keystone Dental, Inc.	INTERNAL CONNECTION DENTAL IMPLANT	Patent	29962-0002BR1	PI0509047-4	2005-06-23		BRAZIL	ISSUED
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53056082 (29962-0094AU2)	2019101679	2019-11-07	2027-11-07	Australia (Innovation Patent)	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Apparatus for facilitating acquisition of a scan and an intraoral scanning procedure	Patent	M53095602 (29962-0091AU1)	2020102538 (Innovation Patent)	2020-09-30	2028-09-30	Australia	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53097500 (29962-0096AU1)	202015430	2020-10-02	2030-10-02	Australia	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Dental instruments	Patent	M53122213 (29962-0096EU1)	008484836-0001	2021-04-01	2026-04-01	European Community (EUIPO)	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122226 (29962-0096HK1)	2117803.7	2021-04-01	2046-04-01	Hong Kong	Granted
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122252 (29962-0096GB1)	6127816	2021-04-01	2046-03-31	United Kingdom	Granted
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53053547 (29962-0094TW1)	108140464	2019-11-07	No estimate provided by Derwent or PatSnap	Taiwan	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119132 (29962-0094AU1)	2019317632	2019-11-07	No estimate provided by Derwent or PatSnap	Australia	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119145 (29962-0094EP1)	19848244	2019-11-07	No estimate provided by Derwent or PatSnap	European Patent Convention	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119158 (29962-0094JP1)	2021-520310	2019-11-07	PatSnap provides no estimated expiration date for AU2018904243	Japan	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119171 (29962-0094NZ1)	774413	2019-11-07	PatSnap provides no estimated expiration date for AU2018904243	New Zealand	Pending
Implant Solutions Pty Ltd	Nexus Plus invention - A dental prosthesis	Patent	M53119184 (29962-0094US1)	17/286706	2019-11-07	No estimate provided by Derwent or PatSnap	United States of America	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140283 (29962-0095AU1)	2020232981	2020-03-06	No estimate provided by Derwent or PatSnap	Australia	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140296 (29962-0095EP1)	20766705.6	2020-03-06	EP3934565 (not yet published – European Patent Register link)	Europe	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140309 (29962-0095JP1)	2021-547840	2020-03-06	Not listed in the JPO’s site yet	Japan	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140322 (29962-0095NZ1)	779047	2020-03-06	NZ779047 (National Phase entry of PCT – link here)	New Zealand	Pending
Implant Solutions Pty Ltd	Dental Jig invention - Denture preparation assembly, method and apparatus	Patent	M53140335 (29962-0095US1)	17/433457	2020-03-06	Unable to locate in Derwent, PatSnap or USPTO Public Pair	United States of America	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Apparatus for facilitating acquisition of a scan and an intraoral scanning procedure	Patent	M53101010 (29962-0091TW)	109138152	2020-11-03	PatSnap provides no estimated expiration date for AU 2019904154	Taiwan	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122239 (20443-0096001)	29/776891	2021-04-01	Design Patent Application Number – not available in public PAIR yet	United States of America	Pending
Implant Solutions Pty Ltd	Scan gauge invention - Design Protection - Intraoral scan body	Patent	M53122265 (20443-0096JP1)	2021-006954	2021-04-01	2046-04-01	Japan	Pending
Paltop Advanced Dental Solutions Ltd	Dental Implant	Patent	15/440,462	8731310,987,201	2017-02-23		United States of America	Issued
Paltop Advanced Dental Solutions Ltd	Implant Placement Key	Patent	15/906,081	8972510,792,132	2018-02-27		United States of America	Issued
Paltop Advanced Dental Solutions Ltd	Drilling Guide	Patent	16/020,332	9003810,987,196	2018-06-27		United States of America	Issued
Keystone Dental, Inc.	KEY-PLAN	Trademark		2087999	2021-03-26		CA	Pending
Keystone Dental, Inc.	KEY-PLAN	Trademark		18415847	2021-03-03	2031-03-03	EU	Registered
Keystone Dental, Inc.	GENESIS	Trademark		35478532	2018-12-21		CN	Abandoned
Keystone Dental, Inc.	MOLARIS	Trademark		90/655735	2021-04-19	2028-02-02	US	Registered
Keystone Dental, Inc.	I-HEXMRT	Trademark		1957785	2019-04-17		CA	Pending
Keystone Dental, Inc.	GENESIS	Trademark		17917568	2018-06-14	2028-06-14	EU	Registered
Keystone Dental, Inc.	GENESIS	Trademark		32077040	2018-07-05		CN	Abandoned
Keystone Dental, Inc.	GENESIS	Trademark		3697685	2021-09-20	2031-09-20	GB	Registered
Keystone Dental, Inc.	DYNACORE	Trademark		1929267	2018-11-07	2031-11-23	CA	Registered
Keystone Dental, Inc.	TI-LOBE TITE	Trademark		88/698026	2019-11-19	26-07-2027	US	Registered
Keystone Dental, Inc.	K-LEAN	Trademark		88/712316	2019-12-02		US	Pending
Keystone Dental, Inc.	WE FOLLOW SCIENCE	Trademark		88/712318	2019-12-02		US	Pending
Keystone Dental, Inc.	DIVA	Trademark		2001172	2019-12-13		CA	Pending
Keystone Dental, Inc.	DIVA	Trademark		88/725261	2019-12-12		US	Pending
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		77/949640	2010-03-03	2032-01-31	US	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9222929	2011-03-17	2022-04-14	CN	Abandoned
Keystone Dental, Inc.	STAGE-1	Trademark		2814127	2002-08-14	2022-08-14	EU	Abandoned
Keystone Dental, Inc.	STAGE-1	Trademark		50107/2002	2002-08-15	2022-08-15	CH	Abandoned
Keystone Dental, Inc.	ANATITE	Trademark		40-2011-0012891	2011-03-14	2022-08-24	KR	Abandoned
Keystone Dental, Inc.	BIOSPARK	Trademark		40-2011-0013195	2011-03-15	2022-08-24	KR	Abandoned
Keystone Dental, Inc.	CALFORMA	Trademark		1250328	2005-03-11	2022-10-18	CA	Abandoned
Keystone Dental, Inc.	SMARTER THINKING. SIMPLER DESIGN	Trademark		85/444120	2011-10-11	2023-01-08	US	Registered
Keystone Dental, Inc.	STAGE-1	Trademark		585335	2003-01-27	2023-01-27	MX	Registered
Keystone Dental, Inc.	TILOBEMAXX	Trademark		86/924908	2016-03-01	2023-05-21	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		1259438	2005-05-31	2023-10-24	CA	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		1259439	2005-05-31	2023-11-04	CA	Registered
Keystone Dental, Inc.	PALTOP	Trademark		87/570958	2017-08-16	2023-11-13	US	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM & DESIGN	Trademark		85/154709	2010-10-18	2023-11-19	US	Registered
Keystone Dental, Inc.	KEYSTONE	Trademark		87/361863	2017-03-07	2023-05-29	US	Registered
Keystone Dental, Inc.	PRIMA PLUS	Trademark		87/863775	2018-04-04	2024-02-21	US	Registered
Keystone Dental, Inc.	GENESIS	Trademark		87/761042	2018-01-18	2023-02-21	US	Registered
Keystone Dental, Inc.	RESTORE	Trademark		197563	1994-04-28	2024-04-28	MX	Registered
Keystone Dental, Inc.	PRIMA	Trademark		87/446220	2017-05-11	2024-04-30	US	Registered
Keystone Dental, Inc.	RESTORE	Trademark		RM1994C002159	1994-05-16	2024-05-16	IT	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		85/131895	2010-09-17	2024-05-27	US	Registered
Keystone Dental, Inc.	ANATITE	Trademark		85/131880	2010-09-17	2024-05-27	US	Registered
Keystone Dental, Inc.	SUPERCAT	Trademark		3364792	2002-11-11	2024-08-21	CN	Registered
Keystone Dental, Inc.	RESTORE	Trademark		74/471499	1993-12-16	2024-12-27	US	Registered
Keystone Dental, Inc.	DYNACORE	Trademark		88/190786	2018-11-12	2025-04-08	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		4466521	2005-06-01	2025-06-01	EU	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		4466538	2005-06-01	2025-06-01	EU	Registered
Keystone Dental, Inc.	TILOBE	Trademark		1336453	2007-02-22	2025-06-21	CA	Registered
Keystone Dental, Inc.	RESTORE	Trademark		40-1994-0021402	1994-05-30	2026-01-16	KR	Registered
Keystone Dental, Inc.	I-HEXMRT	Trademark		88/387869	2019-04-16	2026-06-08	US	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		78/531583	2004-12-13	2026-09-05	US	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		78/531560	2004-12-13	2026-09-05	US	Registered
Keystone Dental, Inc.	TILOBE	Trademark		5704002	2007-02-21	2027-02-21	EU	Registered
Keystone Dental, Inc.	TILOBE	Trademark		838429	2007-02-23	2027-02-23	MX	Registered
Keystone Dental, Inc.	RESTORE	Trademark		274576	1994-05-18	2027-06-23	CL	Registered
Keystone Dental, Inc.	TILOBE	Trademark		2007-015603	2007-02-23	2027-07-06	JP	Registered
Keystone Dental, Inc.	TILOBE	Trademark		96008889	2007-02-27	2027-11-30	TW	Registered
Keystone Dental, Inc.	TILOBE	Trademark		40-2007-0010379	2007-02-23	2027-12-17	KR	Registered
Keystone Dental, Inc.	GENESIS	Trademark		74150/2018	2018-06-04	2028-06-04	CH	Registered
Keystone Dental, Inc.	TILOBE	Trademark		764039	2007-02-26	2028-07-10	CL	Registered
Keystone Dental, Inc.	TILOBE	Trademark		78/964909	2006-08-31	2028-12-09	US	Registered
Keystone Dental, Inc.	DYNAMATRIX	Trademark		77/470114	2008-05-09	2029-09-08	US	Registered
Keystone Dental, Inc.	GENESIS	Trademark		884703	1998-07-16	2029-10-28	CA	Registered
Keystone Dental, Inc.	GENESIS	Trademark		2019/117377	2019-11-25	2029-11-25	TR	Registered
Keystone Dental, Inc.	Genesis The Biomimetic Implant System & design	Trademark		9045097	2010-04-21	2030-04-21	EU	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		1983943	2019-09-06	2030-09-23	CA	Registered
Keystone Dental, Inc.	GENESIS	Trademark		1900450	2018-05-23	2030-12-15	CA	Registered
Keystone Dental, Inc.	PALTOP	Trademark		236203	2011-03-03	2031-03-03	IL	Registered
Keystone Dental, Inc.	ANATITE	Trademark		9802562	2011-03-11	2031-03-10	GB	Registered
Keystone Dental, Inc.	ANATITE	Trademark		9802562	2011-03-11	2031-03-11	EU	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9808247	2011-03-14	2031-03-13	GB	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		9808247	2011-03-14	2031-03-14	EU	Registered
Keystone Dental, Inc.	TILOBEMAXX	Trademark		1788789	2016-06-27	2032-11-10	CA	Registered
Keystone Dental, Inc.	BIOSPARK	Trademark		909808247	2011-03-14	2031-03-14	GB	Registered
Keystone Dental, Inc.	GENESIS THE BIOMIMETIC IMPLANT SYSTEM	Trademark		909045097	2010-04-21	2030-04-21	GB	Registered
Keystone Dental, Inc.	PRIMACONNEX	Trademark		904466538	2005-06-01	2025-06-01	GB	Registered
Keystone Dental, Inc.	PRIMASOLO	Trademark		904466521	2005-06-01	2025-06-01	GB	Registered

Keystone Dental, Inc.	STAGE-1	Trademark	902814127	2002-08-14		GB	Abandoned
Keystone Dental, Inc.	TILOBE	Trademark	905704002	2007-02-21	2027-02-21	GB	Registered
Keystone Dental, Inc.	QUICK-CAP	Trademark	76425572	2002-06-25		US	Registered
Keystone Dental, Inc.	RESTORE	Trademark	902255686	2014-04-23	2024-04-23	IT	Registered
Keystone Dental, Inc.	DYNAFIBER	Trademark		2022-02-07		CA	Pending
Keystone Dental, Inc.	GENESIS ACTIVE	Trademark		2022-11-22		US	Pending
Keystone Dental, Inc.	DYNAFIBER	Trademark	97252730	2022-02-03		U.S.	Pending
Implant Solutions Pty Ltd	Biaxial	ORG (Trademark)	1933584	2018-06-13	2018-06-13	Australia	Registered
Implant Solutions Pty Ltd	Just in Time	ORG (Trademark)	2130594	2020-10-30	2020-10-30	Australia	Registered
Implant Solutions Pty Ltd	NEXUS	ORG (Trademark)	2251183	2022-03-02		Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS	DIV (Trademark)	2182200	2020-10-08	2020-10-08	Australia	Registered
Implant Solutions Pty Ltd	Nexus iOS	ORG (Trademark)	2126993	2020-10-08		Australia	Accepted
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus iOS (Logo)	Trademark				Australia	Pending
Implant Solutions Pty Ltd	Nexus Suprastructures	ORG (Trademark)	2126998	2020-10-08		Australia	Accepted
Implant Solutions Pty Ltd	Nexus Suprastructures	DIV (Trademark)	2182197	2020-10-08	2020-10-08	Australia	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	ORG (Trademark)	1933583	2018-06-13	2018-06-13	Australia	Registered
Implant Solutions Pty Ltd	Overlapping Triangle Logo	ORG (Trademark)	2275290	2022-06-15		Australia	Accepted
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-05-27	China	Registered
Implant Solutions Pty Ltd	Just in Time	Trademark				China	Pending
Implant Solutions Pty Ltd	Just in Time	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Osteon Medical Logo	Trademark				China	Pending
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	1597936	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1684234	2022-08-17		European Union	Accepted
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1603615	2021-06-30	2021-06-30	European Union	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1603679	2021-06-30	2021-06-30	European Union	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1599778	2021-05-27	2021-05-27	European Union	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1678016	2022-07-05		European Union	Accepted
Implant Solutions Pty Ltd	Biaxial	ORG (Trademark)	1598224	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Just in Time	ORG (Trademark)	1597936	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	NEXUS	ORG (Trademark)	1684234	2022-08-17	2022-03-02	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Nexus iOS	ORG (Trademark)	1603615	2021-06-30	2021-06-30	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	ORG (Trademark)	1603679	2021-06-30	2021-06-30	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	ORG (Trademark)	1599778	2021-05-27	2021-05-27	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Overlapping Triangle Logo	ORG (Trademark)	1678699	2022-07-20		International Bureau (WIPO)	Pending
Implant Solutions Pty Ltd	Overlapping Triangle logo	ORG (Trademark)	1678016	2022-07-05	2022-07-05	International Bureau (WIPO)	Registered
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1182226	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	1182148	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1220044	2022-08-17		New Zealand	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1184858	2021-06-30	2021-06-30	New Zealand	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1184779	2021-06-30	2021-06-30	New Zealand	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1182890	2021-05-27	2021-05-27	New Zealand	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1217381	2022-07-05		New Zealand	Pending
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	1598224	2021-05-27	2021-11-11	United Kingdom	Registered
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	WO0000001597936	2021-05-27	2021-05-27	United Kingdom	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	1684234	2022-08-17		United Kingdom	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	1603615	2021-06-30	2021-06-30	United Kingdom	Registered
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	1603679	2021-06-30	2021-06-30	United Kingdom	Registered
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	1599778	2021-05-27	2021-05-27	United Kingdom	Registered
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	1678016	2022-07-05	2022-07-05	United Kingdom	Registered
Implant Solutions Pty Ltd	Biaxial	PROT (Trademark)	79313879	2021-05-27		United States of America	Accepted
Implant Solutions Pty Ltd	Just in Time	PROT (Trademark)	79313779	2021-05-27	2021-05-27	United States of America	Registered
Implant Solutions Pty Ltd	NEXUS	PROT (Trademark)	79350164	2022-08-17		United States of America	Pending
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	79316234	2021-06-30	2021-06-30	United States of America	Registered
Implant Solutions Pty Ltd	Nexus iOS	PROT (Trademark)	90736553	2021-05-26		United States of America	Allowed
Implant Solutions Pty Ltd	Nexus Suprastructures	PROT (Trademark)	79316255	2021-06-30	2021-06-30	United States of America	Registered
Implant Solutions Pty Ltd	NEXUS SUPRASTRUCTURES	PROT (Trademark)	90736537	2021-05-26		United States of America	Allowed
Implant Solutions Pty Ltd	Osteon Medical Logo	PROT (Trademark)	79314551	2021-05-27		United States of America	Accepted
Implant Solutions Pty Ltd	Overlapping Triangle logo	PROT (Trademark)	79347498	2022-07-05		United States of America	Pending
Implant Solutions Pty Ltd	NEXUS IOS INNOVATIVE IOS TECHNOLOGIES	Trademark	2126996			Australia	Pending

Schedule 5.14 — Deposit Accounts and Securities Accounts

[***]

Schedule 9.2(b) – Collateral Information

Filing Offices

Keystone Dental Holdings, Inc.	- Secretary of State of the State of Delaware

Keystone Dental, Inc.	- Secretary of State of the State of Delaware

US IP Collateral	- United States Patent and Trademark Office

Registered Office and Principal Place of Business of Each Loan Party and its Subsidiaries

Keystone Dental Holdings, Inc.

154 Middlesex Turnpike

Burlington, MA 01803

Keystone Dental Inc.

154 Middlesex Turnpike

Burlington, MA 01803

Southern Implants, Inc. (dormant)

154 Middlesex Turnpike

Burlington, MA 01803

SBT Dental LLC (dormant)

154 Middlesex Turnpike

Burlington, MA 01803

Paltop USA, Inc

154 Middlesex Turnpike

Burlington, MA 01803

Paltop Advanced Dental Solutions, Ltd.

Hashita 5 Caesarea

Caesarea Israel

Implant Solutions Pty Ltd (trading as Osteon Medical)

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

IOS Innovations Pty Ltd

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

Osteon Digital Japan [Co., Ltd].

3-5-4 Nagayoshi Kawanabe, Hirano-ku, Osaka-shi,

Osaka, Japan

Osteon Medical Europe SAS

11 Rue Des Aulnes – 69410 Champagne Au Mont

D’Or, France

Locations of Collateral and Books and Records

Leased business location operated by Credit Parties

154 Middlesex Turnpike

Burlington, MA 01803

Leased business location operated by Credit Parties

13645 Alton Parkway, Unit A

Irvine, CA 92618

Leased business location operated by Credit Parties

175 Technology Drive, Suite 175

Irvine, CA 92618

Leased business location operated by Credit Parties

Hashita 5 Caesarea

Caesarea Israel

Leased business location operated by Credit Parties

759-767 Springvale Road, Mulgrave, Victoria, 3170,

Australia

Schedule 9.2(d) – Chattel Paper, Letter of Credit Rights, Commercial Tort Claims, Instruments, Documents, Investment Property

None.

EXHIBIT A

Form of Warrant

MidCap / Keystone / Amendment No. 1 to Credit Agreement (Term Loan)

Execution Version

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	Keystone Dental Holdings, Inc., a Delaware corporation

Number of Shares:	95,785 (Subject to adjustment as hereinafter provided)

Class of Stock:	Common Stock (subject to Section 1.7)

Warrant Price:	$20.88 per Share (Subject to adjustment as hereinafter provided)

Issue Date:	January 24, 2023

Expiration Date:	The earlier to occur of the (i) expiration of this Warrant pursuant to Section 1.6 hereof or (ii) tenth (10th) anniversary of the Issue Date

Credit Facility:	This Warrant is issued in connection with the Credit, Security and Guaranty Agreement, dated as of June 7, 2022, among the Company, the other Credit Parties (as defined therein) from time to time party thereto, MidCap Financial Trust, a Delaware statutory trust, as Agent and the lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

THIS WARRANT TO PURCHASE STOCK (this “Warrant”) CERTIFIES THAT, for good and valuable consideration, including without limitation the mutual promises contained in the Credit Agreement (defined above), MidCap Funding XXVII Trust, a Delaware statutory trust (together with any registered holder from time to time of this Warrant, “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class and series of capital stock of the Company at the Warrant Price, all as set forth above or herein below and as adjusted pursuant to the terms of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. As used herein, “Share” or “Shares” shall refer to either (i) the shares of stock issuable upon the exercise or conversion of this Warrant and any shares of capital stock into which such shares may be converted or exchanged, or (ii) the authorized or issued and outstanding shares of capital stock of the Company which are of the same class and series as the shares of stock issuable upon the exercise or conversion of this Warrant, in either case as the specific provisions of this Warrant or the context may require.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

MidCap / Keystone Dental / Warrant (MidCap)

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may at any time and from time to time after the Issue Date convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate Fair Market Value of the number of Shares upon exercise of this Warrant with respect to which Holder elects to convert this Warrant minus the aggregate Warrant Price of such Shares by (b) the Fair Market Value of one Share, and by delivering a duly completed and executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. The “Fair Market Value” of a Share shall be determined pursuant to Section 1.3.

1.3 Fair Market Value. If the Company’s common stock is traded on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the Shares are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Shares are common stock, the Fair Market Value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s underwritten initial public offering of its common stock pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use for such forms) (“IPO”), the “price to public” per share specified in the final prospectus relating to such offering). In the event of an exercise in connection with an Acquisition, the Fair Market Value of a Share shall be the value to be received per Share by all holders of such Shares in such transaction. If the Company’s common stock is not traded in a Trading Market, the Shares are not registered under the Exchange Act and other than in the event of an exercise in connection with an IPO or Acquisition, the Board of Directors of the Company shall determine the Fair Market Value in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant pursuant to Section 1.1 or 1.2, respectively, and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall promptly deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant of like tenor representing the Shares not so acquired. This Warrant shall be deemed to have been exercised and such certificates deemed issued, and Holder shall become the holder of record of the Shares for all purposes, as of the date of Holder’s delivery of the exercise notice pursuant to Section 1.1 or 1.2 and payment of the Warrant Price, if applicable.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

MidCap / Keystone Dental / Warrant (MidCap)

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means (a) any sale, exclusive license, or other disposition of all or substantially all of the assets of the Company, or (b) any reorganization, consolidation, share exchange, take-over bid, plan of arrangement or merger of or involving the Company with, by or into another person or entity, or sale of outstanding securities of the Company by the holders thereof, in each case where the holders of the Company’s securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the successor, acquiring or surviving person or entity after the transaction. Notwithstanding the foregoing, an “Acquisition” shall include a “Drag Along-Sale” (as defined in the Stockholders Agreement).

1.6.2 Treatment of Warrant Upon Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that (i) is not described in Section 1.6.1(a), (ii) in which the sole consideration is cash, and (iii) in connection with or as a result of which all holders of the Shares are receiving or have the right to receive solely cash in the same proportions in respect of all of their Shares, then either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise or convert the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is described in Section 1.6.1(a) and is an “arms’-length” transaction with a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such True Asset Sale, or (b) permit this Warrant to continue (unless exercised in the interim) until the earlier of the Expiration Date and the dissolution and/or liquidation of the Company following the closing of any such True Asset Sale, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed True Asset Sale.

C) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition (i) in which the consideration is a combination of cash and equity securities of the acquirer listed for trading on a U.S. national securities exchange and which may be freely resold pursuant to a resale registration statement or under Rule 144 of the Act without any restriction or limitation (including without limitation volume and manner of sale restrictions), (ii) in connection with or as a result of which all holders of the Shares are receiving or have the right to receive solely cash and/or such securities in the same proportions in respect of all of their Shares, and (iii) on the record date for which the Fair Market Value of one Share (or other securities issuable upon exercise of this Warrant) is greater than the Warrant Price, Holder may (a) exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition, or (b) if Holder elects not to exercise or convert the Warrant, this Warrant will expire upon the consummation of such Acquisition, subject to Section 5.8. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may reasonably request in connection with such contemplated Acquisition giving rise to such notice), which notice is to be delivered to Holder not less than ten (10) business days prior to the closing of the proposed Acquisition.

MidCap / Keystone Dental / Warrant (MidCap)

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above, the successor, surviving or acquiring entity shall assume in writing the obligations of this Warrant, including agreements to deliver to Holder in exchange for this Warrant a written instrument issued by the successor, surviving or acquiring entity pursuant to which this Warrant shall thereafter be exercisable for the kind, amount and value of securities, cash, and property as would have been payable for the Shares issuable upon exercise of the unexercised portion of this Warrant had such Shares been outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

E) Conditional Exercise. Notwithstanding any other provision hereof, if an exercise or conversion of this Warrant is to be made in connection with an IPO or an Acquisition, such exercise may at the election of Holder be conditioned upon the consummation of such transaction, in which case such exercise or conversion shall not be deemed to be effective until immediately prior to the consummation of such transaction.

As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten percent (10%) or more of the voting securities of the Company, any person or entity that controls, is controlled by or is under common control with any such person or entity, and each of such person’s or entity’s officers, directors, members, managers, joint venturers or partners, as applicable (whether as a result of the ownership of voting securities, by contract or otherwise).

1.7 Adjustment in Number, Class and/or Series of Shares and Warrant Price in Certain Equity Financings. In the event of an equity financing after the Issue Date (the “Next Round”), if the price per share (the “Next Round Price”) of any class or series of Company’s capital stock issued in such financing (the “Next Round Stock”) is less than the Warrant Price, Holder and any permitted transferee shall have the right, in Holder’s sole discretion, to elect to cause this Warrant to be (and this Warrant shall be deemed automatically upon such election to be) exercisable for shares of the Next Round Stock at the Next Round Price (with the number of such shares subject to this Warrant automatically adjusted by an amount equal (i) $20.88 divided by (ii) the Next Round Price). The Shares for which this Warrant is exercisable upon such election, if at all, shall bear the same rights, preferences, and privileges applicable to all holders of such Next Round Stock. Company shall provide Holder no less than ten (10) business days’ written notice prior to any sale of Next Round Stock; and Holder shall provide Company written notice of its election, if at all, under this Section 1.7, no less than five (5) business days prior to such sale. Any adjustment to the number of Shares, class or series of Shares and/or Warrant Price made as a result of this Section 1.7 shall be in addition to any adjustment(s) to be made in accordance with Section 2 hereof.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Stock Dividends, Subdivisions and Combinations. If the Company declares or pays a dividend on the Shares payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification, stock split, split-up or otherwise into a greater number

MidCap / Keystone Dental / Warrant (MidCap)

of shares or takes any other action which increases the number of shares of any class or series of capital stock into which the Shares are convertible, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combination or Substitution. Upon any reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of the underlying securities as to which purchase rights under this Warrant exist, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number, amount and kind of securities, money and property that Holder would have ultimately received upon the completion of such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event if this Warrant had been exercised immediately before such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, combination, substitution, reorganization, merger, consolidation or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the amended Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, reorganizations, mergers, consolidations or other events.

2.3 2021 Stock Purchase Agreement Anti-Dilution. If the Company issues shares of its common stock or any other securities in compliance with Section 1.6 of the Common Stock Purchase Agreement, dated as of August 31, 2021, by and among the Company and certain investors identified therein (as hereafter amended, restated or superseded, together, the “2021 Stock Purchase Agreement”), the number of Shares purchasable hereunder shall be increased, automatically and without the requirement of any further action on the part of the Company or Holder, by a number of Shares equal to the quotient obtained by dividing (i) the product of (A) $26.10 minus the Offering Price (as defined in the 2021 Stock Purchase Agreement) multiplied by (B) the number of shares purchasable hereunder immediately prior to such adjustment, by (ii) the Offering Price.

2.4 No Impairment. Without the prior written consent of Holder, the Company shall not, by amendment of the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), the Stockholders Agreement (as defined below) or its by-laws, or through any reorganization, recapitalization, share exchange, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in carrying out of all such terms and in taking all such action as may be necessary or appropriate to protect Holder’s rights against such avoidance or impairment.

MidCap / Keystone Dental / Warrant (MidCap)

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price or the kind or number of securities issuable under this Warrant pursuant to this Article 2, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Executive Officer, Corporate Secretary or a senior financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price and the number and kind of securities issuable under this Warrant in effect upon the date thereof and the series of adjustments leading to such Warrant Price and such number and kind of securities.

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants and covenants to Holder as follows:

(a) The Company has all requisite legal and corporate power and authority, and has taken all corporate action on the part of itself, its officers, directors and stockholders necessary, to execute, issue and deliver this Warrant, to issue the Shares issuable upon exercise or conversion of this Warrant and the securities issuable upon conversion of the Shares, and to carry out and perform its obligations under this Warrant, and this Warrant constitutes the legally binding and valid obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, or to principles of equity.

(b) This Warrant has been validly issued and is free of restrictions on transfer other than restrictions on transfer set forth herein and under applicable state and federal securities laws. All Shares which may be issued upon the exercise of the purchase or conversion right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances (including preemptive or other similar rights) except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c) The execution, delivery, and performance of this Warrant by the Company will not result in a violation of, be in conflict with, or constitute a default under, with or without the passage of time or giving of notice, any provision of the Certificate, the Stockholders Agreement or the Company’s by-laws, any provision of any judgment, decree, or order to which the Company is a party, by which it is bound, or to which any of its material assets are subject, any contract, obligation, or commitment to which the Company is a party or by which it is bound, or any statute, rule, or governmental regulation applicable to the Company, or the creation of any lien, charge, or encumbrance upon any assets of the Company.

(d) The Company has provided Holder with a capitalization table of the Company, and such capitalization table is complete and accurate as of the date hereof and reflects all outstanding capital stock of the Company and all outstanding warrants, options, conversion privileges, preemptive rights and other rights or agreements to purchase or

MidCap / Keystone Dental / Warrant (MidCap)

otherwise acquire or issued any equity securities or convertible debt securities of the Company, other than any such rights reflected in the Stockholders Agreement, dated as of August 31, 2021, by and among the Company and certain of its stockholders. The Company has reserved a sufficient number of Shares for issuance upon the exercise of this Warrant and a sufficient number of shares of the securities issuable upon conversion of the Shares.

3.2 Notice of Certain Events; Information. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, (d) to approve or participate in any Acquisition or an IPO, (e) to liquidate, dissolve or wind up, or (f) to take any action or to effect any transaction which requires the Company to provide notice to other holders of the Shares, then, in connection with each such event, the Company shall give Holder: (1) at least ten (10) business days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b), (c), (d), (e) or (f) above, at least ten (10) business days prior written notice of the date when the same will take place (and, if applicable, specifying the date on which the holders of stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). The Company will also provide such information in its possession as is requested by Holder and as is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements, including without limitation, a capitalization table, to be provided to Holder within thirty (30) days after the end of each fiscal quarter of the Company, including the per share price of the Company’s equity securities most recently issued prior to the date such capitalization table and indication are so provided; provided, that the Company’s obligations set forth in this sentence shall terminate immediately prior to the IPO or the effectiveness of the registration of the Shares under the Exchange Act.

3.3 Stockholders Agreements; No Other Stockholder Rights. Except as provided in this Warrant and subject to the following provisions of this Section 3.3, Holder will not have any rights as a stockholder of the Company until the exercise of this Warrant. Effective upon any exercise or conversion of this Warrant, Holder and any permitted transferee of the Warrant or the Shares shall be entitled to all of the rights and benefits provided to all other holders of the Shares pursuant to, and the Company and Holder agree that Holder (and any permitted transferee of the Warrant or the Shares) will execute a counterpart signature page and become a party to (a) the Stockholders Agreement, dated as of August 31, 2021, by and among the Company and certain of its stockholders (as hereafter amended, restated or superseded, together, the “Stockholders Agreement”), provided that no such amendment shall in any respect restrict Holder’s or such permitted transferee’s right and ability to transfer this Warrant or the Shares to any affiliate of Holder or such permitted transferee and (b) provided Holder or any permitted transferee agrees to become a party to any other such agreement entered into hereafter (such agreement not to be unreasonably withheld), any agreement to which holders of the Shares may hereafter become parties and the Shares may become bound (including, without limitation, any stockholders, investor rights, registration rights, right of refusal, voting and co-sale rights or similar agreement); and provided, that (v) Holder and any permitted transferee shall have all of the rights of each other holder of Shares under all such agreements without regard to any applicable minimum share ownership or other requirement on which such rights are conditioned, (w) with respect to Holder and its permitted transferees and assigns, notwithstanding any term or restriction on transfer contained in the Stockholders Agreement,

MidCap / Keystone Dental / Warrant (MidCap)

Holder and its permitted transferees shall have the unrestricted right to transfer all or any portion of the Shares to any assignee of or purchaser from Holder or its affiliate of their rights under the Credit Agreement (to the extent permitted by the Credit Agreement) or any interest or participation therein, (x) Holder and its permitted transferees may transfer its rights under the Stockholders Agreement to any affiliate of Holder or any assignee of or purchaser from Holder or its affiliates of their rights under the Credit Agreement (to the extent permitted by the Credit Agreement) or any interest or participation therein, (y) Holder and its permitted transferees shall have any purchase, participation, preemptive and registration rights granted to any other holders of the Shares, and (z) in the event any term, restriction or condition of the Stockholders Agreements or any such agreement conflicts with, is inconsistent with or would otherwise prohibit or restrict the exercise of any right of Holder under this Warrant, the terms of this Warrant shall control and this Warrant and Holder shall not be subject to such term, restriction or condition. As an illustration and not by way of limitation as to the purpose and intent of this Section 3.3, the Company shall grant registration rights to Holder for any Shares acquired by Holder upon exercise or conversion of this Warrant or conversion of such Shares in accordance with the Stockholders Agreement.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption or any transfer contemplated by or permitted under Section 3.3. Holder also represents that Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

MidCap / Keystone Dental / Warrant (MidCap)

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

4.6 Market Stand-Off. Holder hereby agrees that, in connection with the IPO it shall not to the extent requested by the Company’s underwriter(s) sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by Holder in the IPO or thereafter in open market transactions, or any disposed of in a private transaction to a transferee who agrees to be bound by the terms of this Section 4.6) for up to one hundred eighty (180) days from the effective date of the registration statement filed in connection with the IPO; provided, however, that such one hundred eighty (180) day period may be extended to the extent necessary to permit any managing underwriter to comply with applicable law; provided further, however, that Holder shall not be bound by the restrictions set forth in this Section 4.6 unless all five percent (5%) or greater (in terms of ownership of the issued and outstanding capital stock of the Company) stockholders of the Company also agree to such restrictions; and provided, further, that any discretionary waiver or termination of the foregoing restrictions by the Company or the underwriters shall apply to all holders of the Company’s equity securities subject to such restrictions pro rata based on the number of shares subject to such restrictions. Holder agrees to enter into the form of lock-up agreement as reasonably requested by the underwriter(s) in connection with this Section 4.6 and as applicable pursuant to the Stockholders Agreement.

ARTICLE 5. MISCELLANEOUS.

5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date. The conditions under which the Warrant shall automatically convert on the Expiration Date are set forth in Section 5.8 below.

5.2 Legends. For purposes of this Section 5.2, the term “Holder” shall be deemed to include any holder of the Shares issued upon the exercise or conversion of this Warrant.

(a) This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT PURSUANT TO THE PROVISIONS OF ARTICLE 5, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR UNLESS SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION CAN BE MADE IN COMPLIANCE WITH RULE 144 OF THE ACT, OR UNLESS, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

MidCap / Keystone Dental / Warrant (MidCap)

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A MARKET STAND-OFF PERIOD OF UP TO 180 DAYS IN THE EVENT OF A PUBLIC OFFERING, OR FOR A LONGER PERIOD IF THE ISSUER’S TRANSFER AGENT IS NOTIFIED BY THE ISSUER OR THE ISSUER’S COUNSEL THAT THIS MARKET STAND-OFF RESTRICTION HAS BEEN EXTENDED FOR THE PURPOSE OF COMPLYING WITH APPLICABLE LAW.

(b) Notwithstanding the foregoing, neither this Warrant nor any certificate or instrument evidencing this Warrant or the Shares shall bear, and the Company hereby agrees to remove, within ten (10) days of any written request (together with such evidence or documentation described in the following provisions) by Holder, pursuant to the following provisions of this Section 5.2(b), or not to affix, as applicable, any restrictive or other legend, notice or provision restricting the sale or transfer of this Warrant or the Shares, in each case provided that Holder has provided reasonable evidence to the Company (including any customary broker’s or transferring stockholder’s letters but expressly excluding an opinion of counsel other than with respect to clause (D) below) that: (A) a transfer of this Warrant or the Shares, as applicable, has been made pursuant to SEC Rule 144 (assuming the transferor is not an “affiliate” (as defined in SEC Rule 144) of the Company); (B) the Warrant or the Shares, as applicable, are then eligible for transfer pursuant to SEC Rule 144; (C) a transfer of this Warrant or the Shares has been made for no consideration to an affiliate of Holder or any assignee or purchaser of Holder’s or its affiliate’s rights under the Credit Agreement or any interest or participation therein or has otherwise been made to any affiliate of Holder who is an “accredited investor” as defined in Regulation D promulgated under the Act, and that is otherwise in compliance with all applicable securities laws; or (D) in connection with any other sale or transfer, provided that upon the request of the Company, such Holder provides the Company with an opinion of counsel to such Holder, in a reasonably acceptable form to the Company, to the effect that either such sale or transfer may be made without registration under the applicable requirements of the Act or that such a legend, notice or provision is not required by, and is not required in order to establish compliance with any provisions of, the Act. Notwithstanding the foregoing, until an IPO, Holder shall not, directly or indirectly, transfer the Warrant or any Holder Shares, as applicable, or any right, title or interest therein, to any person or entity who is a competitor of the Company (as determined reasonably and in good faith by the Board of Directors of the Company); provided further that no Permitted Transferee (as such term is defined in the Stockholders Agreement) or transferee pursuant to clause (C) of the first sentence of this Section 5.2 shall be deemed a competitor for purposes of this restriction. For all purposes of Section 1.4, the Company shall not be deemed to have delivered to Holder Shares unless and until the Company shall have fully complied with all of the terms and conditions of this Section 5.2(b) (if removal has been requested by Holder in compliance with this Section 5.2(b)).

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and, subject to Section 5.2(b), legal opinions reasonably satisfactory to the Company, as reasonably

MidCap / Keystone Dental / Warrant (MidCap)

requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or any assignee or purchaser of Holder’s or its affiliate’s rights under the Credit Agreement or any interest or participation therein. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144. For purposes of this Section 5.3, the term “Holder” shall be deemed to include any holder of the Shares issued upon the exercise or conversion of this Warrant.

5.4 Transfer Procedure. Subject to the provisions of Section 5.3 and upon and effective immediately as of providing Company with written notice substantially in the form attached as Appendix 2, Holder and any permitted transferee may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder or such transferee will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and, in the case of transfer to a transferee who is not an affiliate of the Holder, Holder or such transferee promptly thereafter surrenders this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

5.5 Notices. All notices, requests, documents and other communications (collectively, “Notices”) from the Company to Holder, or vice versa, shall be in writing and deemed validly delivered effective as of the earliest to occur of (a) when actually received, (b) when transmitted by facsimile or electronic mail (PDF), (c) the first business day after mailing by first-class registered or certified mail, postage prepaid, or after deposit with a reputable overnight courier with all charges paid, in each case other than actual receipt at such mailing, facsimile or electronic mail address as may have been furnished to the Company or Holder, as the case may be. As used in this Warrant, “business days” shall refer to all days other than any Saturday, Sunday or day on which the Company’s primary depository bank is closed. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

MIDCAP FUNDING XXVII TRUST

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 300

Bethesda, MD 20814

Attention: Portfolio Management – Keystone Dental transaction

E-mail: notices@midcapfinancial.com

with a copy to:

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Avenue, Suite 300

Bethesda, Maryland 20814

Attn: General Counsel

E-mail: legalnotices@midcapfinancial.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Keystone Dental Holdings, Inc.

154 Middlesex Turnpike

Burlington, MA 01803

Attention: Amnon Tamir, Chief Financial Officer

E-Mail: atamir@keystonedental.com

MidCap / Keystone Dental / Warrant (MidCap)

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute in a final non-appealable judgment shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. Unless Holder notifies the Company in writing to the contrary prior to such automatic conversion, in the event that, upon the earliest to occur of the Expiration Date or any expiration, involuntary termination or cancellation of this Warrant, including with respect to Section 1.6.2, the Fair Market Value of one Share as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed as of immediately before such date to have been converted pursuant to Section 1.2 above as to all Shares for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares issued upon such conversion to the Holder.

5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, in each case (except to the extent the General Corporation Law of the State of Delaware applies) without giving effect to its principles regarding conflicts of law (other than Section 5-1401 of the General Obligations Law).

5.11 Headings. The various headings in this Warrant are inserted for convenience only and shall not affect the meaning or interpretation of this Warrant or any provisions hereof.

5.12 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision.

[Balance of Page Intentionally Left Blank]

MidCap / Keystone Dental / Warrant (MidCap)

“COMPANY”

KEYSTONE DENTAL HOLDINGS, INC.

By:
Name:	Amnon Tamir
(Print)
Title:	CFO

MidCap / Keystone Dental / Warrant (MidCap)

“HOLDER”

MIDCAP FUNDING XXVII TRUST

By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:
Name: Maurice Amsellem
Title: Authorized Signatory

MidCap / Keystone Dental / Warrant (MidCap)

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase       shares of the Common Stock of Keystone Dental Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for         of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2. Please issue a certificate or certificates representing the shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

MidCap / Keystone Dental / Warrant (MidCap)

APPENDIX 2

ASSIGNMENT

For value received, MIDCAP FUNDING XXVII TRUST hereby sells, assigns and transfers unto

Name:

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by Keystone Dental Holdings, Inc. (the “Company”), on January 24, 2023 (the “Warrant”) together with all rights, title and interest therein.

MIDCAP FUNDING XXVII TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By:
Name:
(Print)
Title:

Date:

MidCap / Keystone Dental / Warrant (MidCap)

By its execution below, and for the benefit of the Company,        makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[NAME OF TRANSFEREE]

By:
Name:
Title:

MidCap / Keystone Dental / Warrant (MidCap)